UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 19, 2025

   First Community Corporation

(Exact name of registrant as specified in its charter)

   South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

   (803) 951-2265

(Registrant’s telephone number, including area code)

   Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $1.00 per share	FCCO	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

First Community Corporation (the “Corporation”) held a special meeting of its shareholders (the “Special Meeting”) on November 19, 2025 at 11:00 a.m. at the Corporation’s principal executive office located at 5455 Sunset Boulevard, Lexington, South Carolina 29072 related to the proposed merger (the “Merger”) of Signature Bank of Georgia (“Signature Bank”) with and into the Corporation’s wholly owned subsidiary, First Community Bank. Of the 7,679,605 shares of the Corporation’s common stock outstanding as of the record date of the Special Meeting, 5,364,575 shares were present in person or by proxy, representing approximately 69.85% of the outstanding shares entitled to vote. At the Special Meeting, the shareholders of the Corporation voted on two proposals, as described in the joint proxy statement and prospectus of the Corporation and Signature Bank, dated September 24, 2025, and cast their votes as described below.

Proposal 1 – The Agreement and Plan of Merger Proposal

The Corporation’s shareholders approved the Agreement and Plan of Merger, dated July 13, 2025, by and among the Corporation, Signature Bank, and First Community Bank and the transactions contemplated thereby, including the issuance of shares of the Corporation’s common stock to the shareholders of Signature Bank in the Merger. The following is a tabulation of the voting results:

For	Against	Abstain	Broker Non-Vote
5,278,086	63,798	22,691	N/A

Proposal 2 – The Adjournment Proposal

The Corporation’s shareholders approved a proposal to adjourn the Special Meeting, if necessary, to permit further solicitation of proxies in favor of Proposal 1. The adjournment of the Special Meeting was not necessary because the Corporation’s shareholders approved Proposal 1. The following is a tabulation of the voting results:

For	Against	Abstain	Broker Non-Vote
5,243,982	111,606	8,987	N/A

No other matters were submitted to a vote at the Special Meeting.

Item 8.01  Other Events.

On November 19, 2025, Signature Bank held a special meeting of its shareholders to consider the Agreement and Plan of Merger, dated July 13, 2025, by and among the Corporation, First Community Bank, and Signature Bank. At the meeting, the shareholders of Signature Bank approved the Agreement and Plan of Merger, pursuant to which Signature Bank will merge with and into First Community Bank.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

By:	/s/ D. Shawn Jordan
Name:	D. Shawn Jordan
Title:	Chief Financial Officer

Dated: November 20, 2025